 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5812

CitiFunds Premium Trust
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Fl.
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31,
Date of reporting period: August 31, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

                    The Annual Report to Stockholders is filed herewith.

 SM

Citi
Premium
U.S. Treasury Reserves

ANNUAL REPORT

AUGUST 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

CitiSM
Premium U.S. Treasury Reserves

Annual Report • August 31, 2006

What’s Inside	Letter from the Chairman	I

	Fund Overview	1

	Portfolio at a Glance – U.S. Treasury Reserves Portfolio	4

	Fund Expenses	5

	Fund Performance	7

	Historical Performance	7

	CitiSM Premium U.S. Treasury Reserves

	Statement of Assets and Liabilities	8

	Statement of Operations	9

	Statements of Changes in Net Assets	10

Fund Objective	Financial Highlights	11

To provide its shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with the preservation of capital.	Notes to Financial Statements	12

	Report of Independent Registered Public Accounting Firm	19

	Board Approval of Management and Subadvisory Agreements	20

	Additional Information	23

	Important Tax Information	28

	U.S. Treasury Reserves Portfolio

	Schedule of Investments	29

	Statement of Assets and Liabilities	30

	Statement of Operations	31

	Statements of Changes in Net Assets	32

	Financial Highlights	33

	Notes to Financial Statements	34

	Report of Independent Registered Public Accounting Firm	39

	Board Approval of Management and Subadvisory Agreements	40

	Additional Information	43

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund referenced herein are not bank deposits or obligations of Citibank.

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

          While the U.S. economy continued to expand during the reporting period, it did so at an uneven pace. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)i slipped to 1.7% during the fourth quarter of the year. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. However, the economy then took a step backwards in the second quarter of 2006, as GDP growth was 2.6%, according to the final estimate released by the U.S. Bureau of Economic Analysis. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

          The Federal Reserve Board (“Fed”)ii continued to raise interest rates during most of the reporting period. Since it began its tightening campaign in June 2004, the Fed increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. However, in August 2006, the Fed paused from raising rates. In its official statement, the Fed said, “...the Committee judges that some inflation risks remain. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

          Both short- and long-term yields rose over the reporting period. However, after peaking in late June—with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively—rates fell sharply on hopes that the Fed would end its tightening cycle. Overall, during the 12 months ended August 31, 2006, two-year Treasury yields increased from 3.84% to 4.79%. Over the same period, 10-year Treasury yields moved from 4.02% to 4.74%. Given the increase in short-term rates, the yields available from money market instruments rose over the 12-month reporting period.

CitiSM Premium U.S. Treasury Reserves	I

          Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

          As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

          Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

          As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 28, 2006

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

II	CitiSM Premium U.S. Treasury Reserves

Fund Overview

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

          Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

Q.     What were the overall market conditions during the Fund’s reporting period?

A. Interest rates moved broadly higher across the yield curvei during the reporting period, driven by continued Federal Reserve Board (“Fed”)ii rate hikes, a stronger-than-expected economy and a mild increase in inflation concerns. Short-term rates rose more than long-term rates, leaving the yield curve substantially flat.

          The economy bounced back strongly from its weak showing in the fourth quarter of 2005, with the Commerce Department reporting gross domestic product (“GDP”)iii growth of over 5% in the first quarter. GDP then slowed back down to an estimated 2.6% in the second quarter. Inflation concerns were fueled by rising gold, industrial commodity and energy prices, as well as a decline in the dollar against most major currencies. The housing market exhibited signs of a spreading slowdown which, in turn, gave rise to a widely held perception that the economy was likely to slow enough to reduce inflation pressures and allow the Fed to end its tightening cycle. The labor market exhibited modest job growth, with the U.S. Department of Labor reporting that unemployment declined from 5.1% to 4.7%.

          The Fed raised the federal funds rateiv, a barometer of short-term interest rates, by 0.25% at its first seven meetings during the reporting period, bringing the federal funds rate to 5.25%. However, during its August meeting, the Fed paused from further tightening, as it adopted a wait-and-see attitude to judge the extent to which the housing slowdown would impact the rest of the economy.

Performance Review

As of August 31, 2006, the seven-day current yield for CitiSM Premium U.S. Treasury Reserves was 4.60% and its seven-day effective yield, which reflects compounding, was 4.71%.1

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

CitiSM Premium U.S. Treasury Reserves 2006 Annual Report	1

          Both yields reflect a voluntary waiver of the management fee. This waiver may be reduced or terminated at any time. If the full management fee had been included, the seven-day current yield would have been 4.53% and the seven-day effective yield would have been 4.64%.

          The Fund invests in securities through an underlying mutual fund, U.S. Treasury Reserves Portfolio.

CitiSM Premium U.S. Treasury Reserves Yields as of August 31, 2006 (unaudited)

Seven-day current yield[2]	4.60%

Seven-day effective yield[2]	4.71%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at http://investorservices.leggmason.com/pub/pageserv/institutional.

Current fee waivers are voluntary, and may be reduced or terminated at any time. Absent these waivers, the seven-day current yield would have been 4.53% and the seven-day effective yield would have been 4.64%.

          An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q.	What were the most significant factors affecting Fund performance?
What were the leading contributors to performance?

A. During periods when U.S. Treasury bill issuance declined—either due to market technicals or seasonal issues—we invested more of the Fund’s portfolio in U.S. Treasury coupon securities. This enhanced results over the period.

What were the leading detractors from performance?

A. There were no significant detractors to performance during the reporting period.

Q.	Were there any significant changes to the Fund during the reporting period?

A.	Overall, there were no specific changes to the strategy during the reporting period.

[2]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

2	CitiSM Premium U.S. Treasury Reserves 2006 Annual Report

          Thank you for your investment in CitiSM Premium U.S. Treasury Reserves. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 28, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for more information on these and other risks.

[i]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

CitiSM Premium U.S. Treasury Reserves 2006 Annual Report	3

Portfolio at a Glance (unaudited)

U.S. Treasury Reserves Portfolio

Investment Breakdown

As a Percent of Total Investments

0.0%

25.0%

50.0%

75.0%

100.0%

August 31, 2006

U.S. Treasury Bills

   100.0%

4	CitiSM Premium U.S. Treasury Reserves 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distributions and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          This example is based on an investment of $1,000 invested on March 1, 2006 and held for the six months ended August 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expenses Ratio	Expenses Paid During the Period(3)

CitiSM Premium U.S. Treasury Reserves	2.15%	$1,000.00	$1,021.50	0.45%	$2.29

(1)	For the six months ended August 31, 2006.

(2)

Assumes reinvestment of all distributions including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

CitiSM Premium U.S. Treasury Reserves 2006 Annual Report	5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)

CitiSM Premium U.S. Treasury Reserves	5.00%	$1,000.00	$1,022.94	0.45%	$2.29

(1)	For the six months ended August 31, 2006.

(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

6	CitiSM Premium U.S. Treasury Reserves 2006 Annual Report

Fund Performance (unaudited)

Total Returns

All Periods Ended August 31, 2006	One Year	Five Years*	Ten Years*

CitiSM Premium U.S. Treasury Reserves	3.85%	1.77%	3.29%

iMoneyNet, Inc. 100% U.S. Treasury Rated Money Market Funds Average	3.69	1.62	3.16

* Average Annual Total Return

7-Day Yields(1)

Annualized Current	4.60%

Effective	4.71

(1)

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during the seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The Effective 7-Day Yield is calculated similarly, but when annualized the income earned by the investment during the seven-day period is assumed to be reinvested. The effective yield may be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note: A money market fund’s yield more closely reflects the current earnings of the fund than does the total return.

Although money market funds seek to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Mutual fund shares are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of all distributions, including returns of capital, if any. Returns and yields may reflect certain fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the Fund’s returns and yields would have been lower.

Historical Performance (unaudited)

Comparison of 7-Day Yields for CitiSM Premium U.S. Treasury Reserves vs. iMoneyNet, Inc. 100% U.S. Treasury Rated Money Market Funds Average

4.45%

4.60%

2.0%

2.5%

3.0%

3.5%

4.0%

4.5%

5.0%

8/06

7/06

6/06

5/06

4/06

3/06

1/06

10/05

9/05

CitiSM Premium U.S. Treasury Reserves

iMoneyNet, Inc. 100% U.S. Treasury Rated Money Market Funds Average

11/05

12/05

2/06

As illustrated, CitiSM Premium U.S. Treasury Reserves generally provided an annualized seven-day yield comparable to the iMoneyNet, Inc. 100% U.S. Treasury Rated Money Market Funds Average, as published in iMoneyNet, Inc. Money Fund Report™, for the one-year period.

CitiSM Premium U.S. Treasury Reserves 2006 Annual Report	7

Statement of Assets and Liabilities (August 31, 2006)

ASSETS:
Investment in U.S. Treasury Reserves Portfolio, at value	$216,437,944
Prepaid expenses	18,174

Total Assets	216,456,118

LIABILITIES:
Distributions payable	569,287
Investment management fee payable	46,750
Payable for Fund shares repurchased	25,425
Distribution fees payable	18,700
Trustees’ fees payable	7,010
Accrued expenses	82,390

Total Liabilities	749,562

Total Net Assets	$215,706,556

NET ASSETS:
Par value (Note 3)	$2,157
Paid-in capital in excess of par value	215,704,951
Undistributed net investment income	378
Accumulated net realized loss on investments	(930)

Total Net Assets	$215,706,556

Shares Outstanding	215,707,108

Net Asset Value	$1.00

See Notes to Financial Statements.

8	CitiSM Premium U.S. Treasury Reserves 2006 Annual Report

Statement of Operations (For the year ended August 31, 2006)

INVESTMENT INCOME:
Income from U.S. Treasury Reserves Portfolio	$11,922,188
Allocated net expenses from U.S. Treasury Reserves Portfolio	(280,385)

Total Investment Income	11,641,803

EXPENSES:
Investment management fee (Note 2)	704,078
Distribution fees (Note 2)	288,694
Legal fees	49,342
Shareholder reports	29,980
Transfer agent fees (Note 2)	23,968
Registration fees	23,273
Audit and tax	15,883
Trustees’ fees	8,270
Custody fees	5,814
Miscellaneous expenses	5,979

Total Expenses	1,155,281
Less: Fee waivers and/or expense reimbursements (Note 2)	(149,104)

Net Expenses	1,006,177

Net Investment Income	10,635,626

Net Realized Loss on Investments From U.S. Treasury Reserves Portfolio	(839)

Increase in Net Assets From Operations	$10,634,787

See Notes to Financial Statements.

CitiSM Premium U.S. Treasury Reserves 2006 Annual Report	9

Statements of Changes in Net Assets (For the years ended August 31,)

	2006	2005

OPERATIONS:
Net investment income	$10,635,626	$7,117,807
Net realized gain (loss)	(839)	5,878

Increase in Net Assets From Operations	10,634,787	7,123,685

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(10,635,248)	(7,117,807)
Net realized gains	(91)	(6,002)

Decrease in Net Assets From Distributions to Shareholders	(10,635,339)	(7,123,809)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	1,608,587,962	2,270,047,306
Reinvestment of distributions	4,423,516	2,697,094
Cost of shares repurchased	(1,781,307,839)	(2,279,587,655)

Decrease in Net Assets From Fund Share Transactions	(168,296,361)	(6,843,255)

Decrease in Net Assets	(168,296,913)	(6,843,379)
NET ASSETS:
Beginning of year	384,003,469	390,846,848

End of year*	$215,706,556	$384,003,469

*Includes undistributed net investment income of:	$378	—

See Notes to Financial Statements.

10	CitiSM Premium U.S. Treasury Reserves 2006 Annual Report

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31:

	2006		2005		2004		2003		2002

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Income From Operations:
Net investment income	0.038		0.019		0.006		0.008		0.017
Net realized gain	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)	—

Total Income From Operations	0.038		0.019		0.006		0.008		0.017

Less Distributions From:
Net investment income	(0.038)		(0.019)		(0.006)		(0.008)		(0.017)
Net realized gain	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)	—

Total Distributions	(0.038)		(0.019)		(0.006)		(0.008)		(0.017)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(2)	3.85%		1.90%		0.57%		0.85%		1.70%

Net Assets, End of Year (000s)	$215,707		$384,003		$390,847		$372,823		$724,108

Ratios to Average Net Assets:
Gross expenses(3)	0.53%		0.53%		0.53%		0.53%		0.64%
Net expenses(3)(4)(5)	0.45		0.45		0.45		0.45		0.45
Net investment income	3.70		1.83		0.56		0.91		1.67

(1)	Amount represents less than $0.001 per share.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of U.S. Treasury Reserves Portfolio’s allocated expenses.

(4)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.45%.

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

CitiSM Premium U.S. Treasury Reserves 2006 Annual Report	11

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Citi Premium U.S. Treasury Reserves (the “Fund”) is a separate diversified series of CitiFunds Premium Trust (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in U.S. Treasury Reserves Portfolio (the “Portfolio”), a management investment company that has the same investment objective as the Fund.

          The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. The Fund records its investment in the Portfolio at value. The value of such investment reflects the Fund’s proportionate interest (14.5% at August 31, 2006) in the net assets of the Portfolio. Valuation of securities held by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

          (b) Investment Income. The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

          (c) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

          (d) Method of Allocation. All the net investment income and net realized gain (loss) of the Portfolio are allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

          (e) Distributions to Shareholders. Distributions from net investment income and net realized gain on the shares of the Fund are declared as of 2:00 p.m. Eastern Standard Time, each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

          (f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

12	CitiSM Premium U.S. Treasury Reserves 2006 Annual Report

Notes to Financial Statements (continued)

          (g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment manager, Citi Fund Management Inc. (“CFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

          Prior to October 1, 2005, the Fund paid CFM an investment management fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. CFM also served as the manager for the Portfolio and received management fees, before any waivers, at an annual rate of 0.15% of the Portfolio’s average daily net assets.

          Effective October 1, 2005 and continuing under a new investment management agreement, which became effective December 1, 2005, the Fund and the Portfolio paid CFM an investment management fee calculated daily and paid monthly, at an annual rate of 0.25% and 0.10%, of the Fund’s and the Portfolio’s average daily net assets, respectively. These fees are calculated daily and payable monthly.

          Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s and Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s and the Portfolio’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

          LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services LMPFA will pay Western Asset 70% of the net management fee that it receives from the Fund.

          During the year ended August 31, 2006, the Fund had an expense limitation in place of 0.45% of the Fund’s average daily net assets.

          During the year ended August 31, 2006, CFM and LMPFA voluntarily waived a portion of their fees in the amount of $149,104.

          The Fund’s Board approved Boston Financial Data Services, Inc. (“BFDS”) to serve as co-transfer agent for the Fund, effective January 1, 2006. The principal business office of BFDS is located at 2 Heritage Drive, North Quncy, MA 02171. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC and State Street Bank and Trust Co. acted as the Fund’s sub-transfer agents. For the period ended August 31, 2006, the Fund paid transfer agent fees of $506 to CTB.

CitiSM Premium U.S. Treasury Reserves 2006 Annual Report	13

Notes to Financial Statements (continued)

          The Fund’s Board appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board also approved an amended and restated Rule 12b-1 Plan (a “Rule 12b-1”). CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

          The Fund adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act. The Service Plan allows the Fund to pay a monthly fee at an annual rate not to exceed 0.10% of the average daily net assets of the Fund. The distribution fees amounted to $288,694 for the year ended August 31, 2006.

          The Trust pays no compensation directly to any Trustee or any officer who is affiliated with Legg Mason, all of whom receive remuneration for their services to the Fund from Legg Mason or its affiliates.

          Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

          During a special meeting in June 2006, the Fund’s Board approved a number of initiatives to streamline and restructure the fund complex. In that connection the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for all future Trustees and to allow current Trustees to elect to retire as of the date on which Trustees elected in accordance with the Joint Proxy Statement (see Note 8) commence service as Trustees of the realigned and consolidated Board (the “Effective Date”).

          On July 10, 2006, the Board also voted to amend its retirement plans to provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. Under the amended plan, Trustees electing to receive benefits under the amendments must waive all rights under the plan prior to amendment. Each fund overseen by the Board (including the Fund) will pay a pro rata share (based upon asset size) of such benefits. As of August 31, 2006, the Fund’s allocable share of benefits under this amendment are $6,554.

          Under the previous Retirement Plan (the “Plan”), all Trustees who, were not “Interested Persons” of the Fund, within the meaning of the 1940 Act were required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attained age 75. Trustees were able to retire under the Plan before attaining the mandatory retirement age. Trustees who had served as Trustee of the Fund or any of the investment companies associated with CFM and LMPFA for at least ten years when they retired continue to be eligible to receive the maximum retirement benefit under the previous Plan, subject to the terms of the amended plans. The maximum retirement benefit was an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts owed under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the

14	CitiSM Premium U.S. Treasury Reserves 2006 Annual Report

Notes to Financial Statements (continued)

Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, three other Trustees received full payments under the Plan.

3.	Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share).

          Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and share repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distribution:

Record Date
Payable Date

Daily
9/30/2006	$0.003886

          The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2006	2005

Ordinary income	$10,635,339	$7,123,809

          As of August 31, 2006, there were no significant differences between book and tax components of net assets.

5.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of

CitiSM Premium U.S. Treasury Reserves 2006 Annual Report	15

Notes to Financial Statements (continued)

the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

          The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

          On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

6.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 5. The complaints seek injunctive relief and compensatory and punitive

16	CitiSM Premium U.S. Treasury Reserves 2006 Annual Report

Notes to Financial Statements (continued)

damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Fund’s management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

7.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

          Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Funds.

8.	Additional Shareholder Information

The Fund’s Board approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

          Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

CitiSM Premium U.S. Treasury Reserves 2006 Annual Report	17

Notes to Financial Statements (continued)

9.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

* * *

          On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

18	CitiSM Premium U.S. Treasury Reserves 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
CitiFunds Premium Trust:

We have audited the accompanying statement of assets and liabilities of Citi Premium U.S. Treasury Reserves, a series of CitiFunds Premium Trust, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi Premium U.S. Treasury Reserves, as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 26, 2006

CitiSM Premium U.S. Treasury Reserves 2006 Annual Report	19

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 19, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Citi Fund Management Inc. and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

          The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

          The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

          The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed

20	CitiSM Premium U.S. Treasury Reserves

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark.

          The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

          The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.

          In their deliberations, the Board Members also considered the information that had been received, the factors that had been identified and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

          The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a

CitiSM Premium U.S. Treasury Reserves	21

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

majority of the Independent Board Members) was the same as that under the prior management agreement.

          In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

22	CitiSM Premium U.S. Treasury Reserves

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Citi Premium U.S. Treasury Reserves (the “Fund”) are managed under the direction of the Board of Trustees of CitiFunds Premium Trust (the “Trust”). Information pertaining to the Trustees and certain officers of the Trust is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	37

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Donald M. Carlton c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International LLC (engineering) (from 1996 to 1998), Member of the Management Committee, Signature Science (research and development) (since 2000)	37

Director, Tempe-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. technology) (since 1994); former Director, Valero Energy (petroleum refining) (since 2003)

A. Benton Cocanougher c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2001); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Adviser to the President, Texas A&M University (2002-2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001)	37	None

CitiSM Premium U.S. Treasury Reserves	23

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Mark T. Finn c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	37	None

Stephen Randolph Gross c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	37	Director, Andersen Calhoun (assisted living) (since 1987); former Director, United Telesis, Inc. (telecommunications) (1997 to 2002); former Director, ebank Financial Services, Inc. (1997 to 2004)

24	CitiSM Premium U.S. Treasury Reserves

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Diana R. Harrington c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	37	None

Susan B. Kerley c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY10022 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1941	Trustee	Since 2001	President, George Mason University (since 1996)	37

Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	37	None

CitiSM Premium U.S. Treasury Reserves	25

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Interested Trustee:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer, Class II	Since 2002	Managing Director, Legg Mason Chairman of the Board, Trustee, or Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associatedwith Legg Mason or its affiliates; formerly, Chairman Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer Travelers Investment Advisers Inc. (2002 to 2005)	167	Trustee, Consulting Group Capital Markets Funds

Officers:
Frances M. Guggino Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason	N/A	N/A
	Controller	2002- 2004	Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its (2002-2005); Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

26	CitiSM Premium U.S. Treasury Reserves

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A

Wendy S. Setnicka Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004

Vice President of Legg Mason (since 2003); Controller of certain mutual funds associated with Legg Mason; Formerly, Assistant Controller of Legg Mason (from 2002 to 2004); Accounting Manager of Legg Mason (from 1998 to 2002)

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

CitiSM Premium U.S. Treasury Reserves	27

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended August 31, 2006 were attributable to interest from Federal obligations.

          The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

          The following information is applicable to non-U.S. resident shareholders:

          All of the ordinary income distributions paid monthly by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

          Please retain this information for your records.

28	CitiSM Premium U.S. Treasury Reserves 2006 Annual Report

Schedule of Investments (August 31, 2006)
U.S. TREASURY RESERVES PORTFOLIO

Face Amount	Security	Value

SHORT-TERM INVESTMENTS (a) — 99.5%
U.S. Treasury Bills — 99.5%
$100,000,000	U.S. Cash Management Bill, 5.190% due 9/15/06	$99,798,556
	U.S. Treasury Bills:
15,000,000	4.710% due 9/7/06	14,988,500
25,000,000	5.005% due 9/7/06	24,979,167
30,342,000	4.719% - 4.848% due 9/14/06	30,291,195
150,650,000	5.069% - 5.094% due 9/14/06	150,374,666
16,200,000	4.758% due 9/21/06	16,158,105
200,000,000	4.913% - 5.121% due 9/21/06	199,441,320
75,000,000	4.730% - 4.869% due 9/28/06	74,733,188
250,000,000	4.959% - 5.120% due 9/28/06	249,050,874
25,000,000	4.762% due 10/5/06	24,890,208
20,263,000	4.957% - 5.023% due 10/5/06	20,168,095
25,000,000	4.772% due 10/12/06	24,867,320
25,000,000	4.961% due 10/12/06	24,860,201
15,000,000	4.835% due 10/19/06	14,905,600
25,000,000	4.866% due 10/26/06	24,818,576
25,000,000	4.914% due 11/2/06	24,793,549
40,000,000	4.915% - 5.021% due 11/9/06	39,622,417
25,000,000	5.064% due 11/9/06	24,764,250
25,000,000	4.927% due 11/16/06	24,746,139
25,000,000	5.094% due 11/16/06	24,735,583
40,000,000	4.920% - 5.095 due 11/24/06	39,542,433
25,000,000	5.035% due 12/14/06	24,645,389
50,000,000	5.156% - 5.172% due 12/21/06	49,224,156
20,000,000	5.219% due 12/28/06	19,666,650
17,464,000	5.216% due 1/4/07	17,155,651
25,000,000	5.199% due 1/11/07	24,535,250
25,000,000	5.104% due 2/1/07	24,470,769
55,000,000	5.063% due 2/8/07	53,790,000
25,000,000	5.145% due 2/15/07	24,418,399
25,000,000	5.114% due 2/22/07	24,397,646
50,000,000	5.099% - 5.103% due 3/1/07	48,749,843

	TOTAL INVESTMENTS — 99.5% (Cost — $1,483,583,695#)	1,483,583,695
	Other Assets in Excess of Liabilities — 0.5%	6,902,166

	TOTAL NET ASSETS — 100.0%	$1,490,485,861

(a)	Rate shown represents yield to maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

U.S. Treasury Reserves Portfolio 2006 Annual Report	29

U.S. Treasury Reserves Portfolio

Statement of Assets and Liabilities (August 31, 2006)

ASSETS:
Investments, at amortized cost	$1,483,583,695
Cash	386
Receivable for securities sold	106,951,086

Total Assets	1,590,535,167

LIABILITIES:
Payable for securities purchased	99,798,556
Investment management fee payable	136,254
Trustees’ fees payable	53,513
Accrued expenses	60,983

Total Liabilities	100,049,306

Total Net Assets	$1,490,485,861

REPRESENTED BY: Paid-in capital	$1,490,485,861

See Notes to Financial Statements.

30	U.S. Treasury Reserves Portfolio 2006 Annual Report

U.S. Treasury Reserves Portfolio

Statement of Operations (For the year ended August 31, 2006)

INVESTMENT INCOME:
Interest (Note 1)	$63,150,586

EXPENSES:
Investment management fee (Note 2)	1,534,570
Custody fees	131,523
Legal fees	113,601
Trustees’ fees	41,004
Audit and tax	22,933
Shareholder reports	4,075
Miscellaneous expenses	19,533

Total Expenses	1,867,239
Less: Fee waivers and/or expense reimbursements (Note 2)	(422,686)
Fees paid indirectly (Note 1)	(85)

Net Expenses	1,444,468

Net Investment Income	61,706,118

Net Realized Gain on Investments	1,674

Increase in Net Assets From Operations	$61,707,792

See Notes to Financial Statements.

U.S. Treasury Reserves Portfolio 2006 Annual Report	31

U.S. Treasury Reserves Portfolio

Statements of Changes in Net Assets (For the years ended August 31,)

	2006	2005

OPERATIONS:
Net investment income	$61,706,118	$38,464,555
Net realized gain	1,674	36,701

Increase in Net Assets From Operations	61,707,792	38,501,256

CAPITAL TRANSACTIONS:
Proceeds from contributions	6,479,872,855	7,293,938,848
Value of withdrawals	(6,269,999,109)	(7,676,247,187)

Increase (Decrease) in Net Assets From Capital Transactions	209,873,746	(382,308,339)

Increase (Decrease) in Net Assets	271,581,538	(343,807,083)
NET ASSETS:
Beginning of year	1,218,904,323	1,562,711,406

End of year	$1,490,485,861	$1,218,904,323

See Notes to Financial Statements.

32	U.S. Treasury Reserves Portfolio 2006 Annual Report

U.S. Treasury Reserves Portfolio

Financial Highlights

For the year ended August 31,

	2006	2005	2004	2003	2002

Net Assets, End of Year (000s)	$1,490,486	$1,218,904	$1,562,711	$1,458,349	$1,953,165

Total Return(1)	4.21%	2.25%	0.92%	1.20%	2.06%

Ratios to Average Net Assets:
Gross expenses	0.13%	0.18%	0.18%	0.18%	0.20%
Net expenses(2)(3)(4)	0.10	0.10	0.10	0.10	0.10
Net investment income	4.16	2.16	0.91	1.22	2.00

(1)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	As a result of an expense limitation, the ratio of expenses to average net assets of the Portfolio did not exceed 0.10%.

(3)	Reflects fee waivers and/or expense reimbursements.

(4)	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

U.S. Treasury Reserves Portfolio 2006 Annual Report	33

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

U.S. Treasury Reserves Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At August 31, 2006, all investors in the Portfolio were funds advised by the manager of the fund and/or its affiliates.

          The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

          (b) Interest Income and Expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the manager.

          (c) Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction to expenses on the Statement of Operations.

          (d) Income Taxes. The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

          (e) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Portfolio’s then investment manager, Citi Fund Management Inc. (“CFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Portfolio’s then existing investment management contract to terminate. The Portfolio’s investors approved a new investment management contract between the Portfolio and CFM, which became effective on December 27, 2005.

34	U.S. Treasury Reserves Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

An interim management agreement took effect upon the closing of the sale and continued in effect until December 27, 2005.

          Prior to October 1, 2005, the Portfolio paid CFM an investment management fee calculated at an annual rate of 0.15% of the Portfolio’s average daily net assets.

          Effective October 1, 2005 and continuing under a new investment management agreement, which became effective December 27, 2005, the Portfolio paid CFM an investment management fee calculated daily and paid monthly, at an annual rate of 0.10% of the Portfolio’s average daily net assets.

          Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) became the Portfolio’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Portfolio remains the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

          LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Portfolio. The Portfolio’s investment management fee remains unchanged. For its services LMPFA will pay Western Asset 70% of the net management fee that it receives from the Fund.

          During the year ended August 31, 2006, the Portfolio had an expense limitation in place of 0.10% of the Portfolio’s average daily net assets.

          During the year ended August 31, 2006, CFM and LMPFA voluntarily waived a portion of their fees in the amount of $385,221. In addition, during the year ended August 31, 2006, the Portfolio was reimbursed for expenses amounting to $37,465.

          The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with Legg Mason, all of whom receive remuneration for their services to the Portfolio from Legg Mason or its affiliates.

          Certain officers and one Trustee of the Portfolio are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

          During a special meeting in June 2006, the Portfolio’s Board approved a number of initiatives to streamline and restructure the fund complex. In that connection the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for all future Trustees and to allow current Trustees to elect to retire as of the date on which Trustees elected in accordance with the Joint Proxy Statement commence service as Trustees of the realigned and consolidated Board (the “Effective Date”).

          On July 10, 2006, the Board also voted to amend its retirement plans to provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. Under the amended plan, Trustees electing to receive benefits under the amendments must waive all rights under the plan prior to amendment. Each fund overseen by the Board (including the Portfolio) will pay a pro rata share (based upon asset size) of such benefits. As of August 31, 2006, the Portfolio’s allocable share of benefits under this amendment are $52,224.

          Under the previous Retirement Plan (the “Plan”), all Trustees who, were not “Interested Persons” of the Fund, within the meaning of the 1940 Act were required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attained age 75. Trustees were able to retire under the Plan before attaining the mandatory retirement age. Trustees who had served as Trustee of the Trust or any of the investment companies associated with CFM and LMPFA for at least ten years when they retired continue to be eligible to receive the maximum retirement benefit under the previous Plan, subject to the terms of

U.S. Treasury Reserves Portfolio 2006 Annual Report	35

Notes to Financial Statements (continued)

the amended plans. The maximum retirement benefit was an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts owed under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, three other Trustees received full payments under the Plan.

3.	Federal Income Tax Basis of Investment Securities

The tax cost on investment securities owned at August 31, 2006, for federal income tax purposes, amounted to $1,483,583,695.

4.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

36	U.S. Treasury Reserves Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

          The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

          On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Portfolio’s Board selected a new transfer agent for the Portfolio. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Portfolio is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

5.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 4. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Fund’s management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Portfolio’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

6.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in

U.S. Treasury Reserves Portfolio 2006 Annual Report	37

Notes to Financial Statements (continued)

particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

          Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Portfolio.

7.	Additional Investor Information

The Portfolio’s Board approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking investor approval for those initiatives where investor approval is required. As a result, Portfolio investors will be asked to elect a new Board, approve matters that will result in the Portfolio being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Portfolio as a Maryland business trust, with all funds operating under uniform charter documents. Portfolio investors also will be asked to approve investment matters, including standardized fundamental investment policies.

          Materials describing these matters are expected to be sent to investors later in 2006. If investor approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

8.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Portfolio will be September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

* * *

          On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

38	U.S. Treasury Reserves Portfolio 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors
U.S. Treasury Reserves Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Treasury Reserves Portfolio, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Treasury Reserves Portfolio, as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 26, 2006

U.S. Treasury Reserves Portfolio 2006 Annual Report	39

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 19, 2006, the Portfolio’s Board, including a majority of the Board Members who are not “interested persons” of the Portfolio or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Portfolio and the Manager. The Portfolio’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Portfolio’s prior management agreement with Citi Fund Management Inc. and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

          The Board noted that the Manager will provide administrative and certain oversight services to the Portfolio, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Portfolio. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Portfolio. The Board Members noted that the portfolio management team was expected to be the same as then managing the Portfolio.

          The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Portfolio by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Portfolio Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

          The Board Members also received and considered performance information for the Portfolio as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. This information was included within performance information presented for each fund investing in the Portfolio. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Portfolio to

40	U.S. Treasury Reserves Portfolio

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Portfolio’s performance against, among other things, its benchmark.

          The Board Members reviewed and considered the management fee that would be payable by the Portfolio to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Portfolio’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Portfolio, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Portfolio’s management fee and the Portfolio’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Portfolio under the New Management Agreement and the New Subadvisory Agreement.

          The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Portfolio, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Portfolio and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.

          In their deliberations, the Board Members also considered the information that had been received, the factors that had been identified and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Portfolio’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

          The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Portfolio’s previous management agreement except for the identity of the

U.S. Treasury Reserves Portfolio	41

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

          In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

42	U.S. Treasury Reserves Portfolio

Additional Information (unaudited)

Information about the Trustees and Officers of the Portfolio can be found on pages 23 through 27 of this report.

U.S. Treasury Reserves Portfolio	43

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CitiSM Premium U.S. Treasury Reserves

TRUSTEES Elliott J. Berv Donald M. Carlton A. Benton Cocanougher Mark T. Finn R. Jay Gerken, CFA Chairman Stephen Randolph Gross Diana R. Harrington Susan B. Kerley Alan G. Merten R. Richardson Pettit

INVESTMENT MANAGER
(OF U.S. TREASURY
RESERVES PORTFOLIO)
Legg Mason Partners Fund
   Advisor, LLC.

SUBADVISER
Western Asset Management
   Company

DISTRIBUTORS
Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC

TRANSFER AGENT
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171

CUSTODIAN
State Street Bank and Trust
   Company

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

CitiSM
Premium U.S. Treasury Reserves

The Fund is a separate investment Fund of CitiFunds Premium Trust, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on each Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of CitiSM Premium U.S. Treasury Reserves.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

©2006 Legg Mason Investor
Services, LLC
Member NASD, SIPC

CFA/PUS/806         SR06-154

 SM

Citi
Premium Liquid Reserves

ANNUAL REPORT

AUGUST 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

CitiSM Premium Liquid Reserves

Annual Report • August 31, 2006

What’s Inside	Letter from the Chairman	I

	Fund Overview	1

	Portfolio at a Glance — Liquid Reserves Portfolio	4

	Fund Expenses	5

	Fund Performance	7

	Historical Performance	7

	CitiSM Premium Liquid Reserves

	Statement of Assets and Liabilities	8

	Statement of Operations	9

Fund Objective	Statements of Changes in Net Assets	10

To provide its shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital.	Financial Highlights	11

	Notes to Financial Statements	12

	Report of Independent Registered Public Accounting Firm	19

	Board Approval of Management and Subadvisory Agreements	20

	Additional Information	23

	Important Tax Information	28

	Liquid Reserves Portfolio

	Schedule of Investments	29

	Statement of Assets and Liabilities	35

	Statement of Operations	36

	Statements of Changes in Net Assets	37

	Financial Highlights	38

	Notes to Financial Statements	39

	Report of Independent Registered Public Accounting Firm	45

	Board Approval of Management and Subadvisory Agreements	46

	Additional Information	49

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund referenced herein are not bank deposits or obligations of Citibank.

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the reporting period, it did so at an uneven pace. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)i slipped to 1.7% during the fourth quarter of the year. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. However, the economy then took a step backwards in the second quarter of 2006, as GDP growth was 2.6%, according to the final estimate released by the U.S. Bureau of Economic Analysis. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

          The Federal Reserve Board (“Fed”)ii continued to raise interest rates during most of the reporting period. Since it began its tightening campaign in June 2004, the Fed increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. However, in August 2006, the Fed paused from raising rates. In its official statement, the Fed said, “...the Committee judges that some inflation risks remain. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

          Both short- and long-term yields rose over the reporting period. However, after peaking in late June—with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively—rates fell sharply on hopes that the Fed would end its tightening cycle. Overall, during the 12 months ended August 31, 2006, two-year Treasury yields increased from 3.84% to 4.79%. Over the same period, 10-year Treasury yields moved from 4.02% to 4.74%. Given the increase in short-term rates, the yields available from money market instruments rose over the 12-month reporting period.

CitiSM Premium Liquid Reserves	I

          Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

          Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

          As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 28, 2006

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

II	CitiSM Premium Liquid Reserves

Fund Overview

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

          Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

Q.     What were the overall market conditions during the Fund’s reporting period?

A. Interest rates moved broadly higher across the yield curvei during the reporting period, driven by continued Federal Reserve Board (“Fed”)ii rate hikes, a stronger-than-expected economy and a mild increase in inflation concerns. Short-term rates rose more than long-term rates, leaving the yield curve substantially flat.

          The economy bounced back strongly from its weak showing in the fourth quarter of 2005, with the Commerce Department reporting gross domestic product (“GDP”)iii growth of over 5% in the first quarter. GDP then slowed back down to an estimated 2.6% in the second quarter. Inflation concerns were fueled by rising gold, industrial commodity and energy prices, as well as a decline in the dollar against most major currencies. The housing market exhibited signs of a spreading slowdown which, in turn, gave rise to a widely held perception that the economy was likely to slow enough to reduce inflation pressures and allow the Fed to end its tightening cycle. The labor market exhibited modest job growth, with the U.S. Department of Labor reporting that unemployment declined from 5.1% to 4.7%.

          The Fed raised the federal funds rateiv, a barometer of short-term interest rates, by 0.25% at its first seven meetings during the reporting period, bringing the federal funds rate to 5.25%. However, during its August meeting, the Fed paused from further tightening, as it adopted a wait-and-see attitude to judge the extent to which the housing slowdown would impact the rest of the economy.

CitiSM Premium Liquid Reserves 2006 Annual Report	1

Performance Review

As of August 31, 2006, the seven-day current yield for CitiSM Premium Liquid Reserves was 4.96% and its seven-day effective yield, which reflects compounding, was 5.09%.1

          Both yields reflect a voluntary waiver of the management fee. This waiver may be reduced or terminated at any time. If the full management fee had been included, the seven-day current yield would have been 4.81% and the seven-day effective yield would have been 4.94%.

          The Fund invests in securities through an underlying mutual fund, Liquid Reserves Portfolio.

CitiSM Premium Liquid Reserves Yields as of August 31, 2006 (unaudited)

Seven-day current yield[1]	4.96%

Seven-day effective yield[1]	5.09%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at http://investorservices.leggmason.com/pub/pageserv/institutional.

Current fee waivers are voluntary, and may be reduced or terminated at any time. Absent these waivers, the seven-day current yield would have been 4.81% and the seven-day effective yield would have been 4.94%.

          An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q.	What were the most significant factors affecting Fund performance?
What were the leading contributors to performance?

A. The Fed continued to steadily raise the federal funds rate over much of the fiscal year. We gradually lengthened the Fund’s average maturity through the majority of the period as attractive extension opportunities arose.

What were the leading detractors from performance?

A. During the reporting period, the Fund maintained a high quality, diversified portfolio, supported by thorough credit analysis. We did not invest in any securities that we believed would be detrimental to the portfolio’s performance.

Q.	Were there any significant changes to the Fund during the reporting period?

A. Throughout the first half of the reporting period, we employed a more laddered maturity approach—investing in securities with various maturities. As market expectations began to change and investors thought that the Fed might be nearing the end of its tightening

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

2	CitiSM Premium Liquid Reserves 2006 Annual Report

cycle, we moved gradually to a more barbelled strategy—investing in relatively shorter- and longer-term securities, while also increasing the Fund’s holdings in floating rate securities.

          Thank you for your investment in CitiSM Premium Liquid Reserves. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 28, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for more information on these and other risks.

[i]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

CitiSM Premium Liquid Reserves 2006 Annual Report	3

Portfolio at a Glance (unaudited)

Liquid Reserves Portfolio

Investment Breakdown

As a Percent of Total Investments

0.0%

10.0%

20.0%

30.0%

40.0%

50.0%

August 31, 2006

    Certificates of Deposit

    Asset-Backed Security

    Master Note

    Time Deposits

    Promissory Note

    Liquidity Notes

U.S. Government & Agency
Obligations

    Medium-Term Notes

Certificates of Deposit
(Yankee)

    Commercial Paper

   48.3%

   13.5%

   12.3%

   6.6%

   8.6%

   3.4%

   3.2%

   1.7%

   1.6%

   0.8%

4	CitiSM Premium Liquid Reserves 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          This example is based on an investment of $1,000 invested on March 1, 2006 and held for the six months ended August 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

CitiSM Premium Liquid Reserves	2.31%	$1,000.00	$1,023.10	0.38%	$1.94

(1)	For the six months ended August 31, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements the total return would have been lower.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

CitiSM Premium Liquid Reserves 2006 Annual Report	5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

CitiSM Premium Liquid Reserves	5.00%	$1,000.00	$1,023.29	0.38%	$1.94

(1)	For the six months ended August 31, 2006.

(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year, then divided by 365.

6	CitiSM Premium Liquid Reserves 2006 Annual Report

Fund Performance (unaudited)

Total Returns

All Periods Ending August 31, 2006	One Year	Five Years*	Ten Years*

CitiSM Premium Liquid Reserves	4.21%	2.07%	3.72%

iMoneyNet, Inc. 1st Tier Taxable Money Market Funds Average	3.81	1.67	3.38

*	Average Annual Total Return

7-Day Yields(1)

Annualized Current	4.96%

Effective	5.09

(1)

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized the income earned by the investment during that seven-day period is assumed to be reinvested. The effective yield is slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note: A money market fund’s yield more closely reflects the current earnings of the fund than does the total return.

Although money market funds seek to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Mutual Fund shares are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of all distributions, including returns of capital, if any. Returns and yields may reflect certain fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the Fund’s returns and yields would have been lower.

Historical Performance (unaudited)

Comparison of 7-Day Yields for CitiSM Premium Liquid Reserves vs. iMoneyNet, Inc. 1st Tier Taxable Money Market Funds Average

4.96%

4.53%

.

0.0%

1.0%

2.0%

3.0%

4.0%

5.0%

6.0%

8/06

7/06

6/06

5/06

4/06

3/06

2/06

1/06

12/05

11/05

10/05

9/05

CitiSM Premium Liquid Reserves

iMoneyNet, Inc. 1st Tier Taxable Money Market Funds Average

As illustrated, CitiSM Premium Liquid Reserves generally provided a higher annualized seven-day yield to that of the iMoneyNet, Inc. 1st Tier Taxable Money Market Funds Average, as published in iMoneyNet, Inc. Money Market Funds Report™, for the one year period.

CitiSM Premium Liquid Reserves 2006 Annual Report	7

Statement of Assets and Liabilities (August 31, 2006)

ASSETS:
Investment in Liquid Reserves Portfolio, at value	$518,945,952
Receivable for Fund shares sold	804,347
Prepaid expenses	15,050

Total Assets	519,765,349

LIABILITIES:
Distributions payable	949,448
Payable for Fund shares repurchased	297,051
Investment management fee payable	48,883
Distribution fees payable	44,999
Trustees’ fees payable	15,281
Accrued expenses	83,300

Total Liabilities	1,438,962

Total Net Assets	$518,326,387

NET ASSETS:
Par value (Note 3)	$5,185
Paid-in capital in excess of par value	518,447,969
Undistributed net investment income	1,146
Accumulated net realized loss on investments	(127,913)

Total Net Assets	$518,326,387

Shares Outstanding	518,453,154

Net Asset Value	$1.00

See Notes to Financial Statements.

8	CitiSM Premium Liquid Reserves 2006 Annual Report

Statement of Operations (For the year ended August 31, 2006)

INVESTMENT INCOME:
Income from Liquid Reserves Portfolio	$24,257,570
Allocated net expenses from Liquid Reserves Portfolio	(491,864)

Total Investment Income	23,765,706

EXPENSES:
Investment management fee (Note 2)	1,321,653
Distribution fees (Note 2)	537,616
Transfer agent fees (Note 2)	147,347
Legal fees	73,805
Shareholder reports	57,508
Insurance	28,590
Audit and tax	26,708
Registration fees	23,707
Trustees’ fees	22,217
Custody fees	5,739
Miscellaneous expenses	15,929

Total Expenses	2,260,819
Less: Fee waivers and/or expense reimbursements (Note 2)	(648,888)

Net Expenses	1,611,931

Net Investment Income	22,153,775

Net Realized Loss on Investments From Liquid Reserves Portfolio	(127,913)

Increase in Net Assets From Operations	$22,025,862

See Notes to Financial Statements.

CitiSM Premium Liquid Reserves 2006 Annual Report	9

Statements of Changes in Net Assets (For the years ended August 31,)

	2006	2005

OPERATIONS:
Net investment income	$22,153,775	$16,241,744
Net realized gain (loss)	(127,913)	1,059

Increase in Net Assets From Operations	22,025,862	16,242,803

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(22,152,629)	(16,241,744)
Net realized gains	—	(1,059)

Decrease in Net Assets From Distributions to Shareholders	(22,152,629)	(16,242,803)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	2,743,063,653	4,536,769,747
Reinvestment of distributions	11,328,440	8,237,163
Cost of shares repurchased	(2,736,632,524)	(4,993,813,604)

Increase (Decrease) in Net Assets From Fund Share Transactions	17,759,569	(448,806,694)

Increase (Decrease) in Net Assets	17,632,802	(448,806,694)
NET ASSETS:
Beginning of year	500,693,585	949,500,279

End of year*	$518,326,387	$500,693,585

*Includes undistributed net investment income of:	$1,146	—

See Notes to Financial Statements.

10	CitiSM Premium Liquid Reserves 2006 Annual Report

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31:

	2006		2005		2004		2003	2002

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Income From Operations:
Net investment income	0.041		0.022		0.008		0.011	0.020
Net realized gain (loss)	(0.000	)(1)	0.000	(1)	0.000	(1)	—	—

Total Income From Operations	0.041		0.022		0.008		0.011	0.020

Less Distributions From:
Net investment income	(0.041)		(0.022)		(0.008)		(0.011)	(0.020)
Net realized gain	—		(0.000	)(1)	(0.000	)(1)	—	—

Total Distributions	(0.041)		(0.022)		(0.008)		(0.011)	(0.020)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Total Return(2)	4.21%		2.25%		0.79%		1.09%	2.06%

Net Assets, End of Year (millions)	$518		$501		$950		$1,532	$1,313

Ratios to Average Net Assets:
Gross expenses(3)	0.54%		0.52%		0.50%		0.50%	0.59%
Net expenses(3)(4)(5)	0.39		0.40		0.40		0.40	0.40
Net investment income	4.13		2.10		0.78		1.07	2.03

(1)	Amount represents less than $0.001 per share.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.

(4)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.40%.

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

CitiSM Premium Liquid Reserves 2006 Annual Report	11

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Citi Premium Liquid Reserves (the “Fund”) is a separate diversified series of CitiFunds Premium Trust (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in Liquid Reserves Portfolio (the “Portfolio”), a management investment company that has the same investment objective as the Fund.

          The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. The Fund records its investment in the Portfolio at value. The value of such investment reflects the Fund’s proportionate interest (1.6% at August 31, 2006) in the net assets of the Portfolio. Valuation of securities held by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

          (b) Investment Income. The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

          (c) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

          (d) Method of Allocation. All the net investment income and net realized gain (loss) of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

          (e) Distributions to Shareholders. Distributions from net investment income and net realized gain on the shares of the Fund are declared as of 4:00 p.m. Eastern Standard Time, each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

          (f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

12	CitiSM Premium Liquid Reserves 2006 Annual Report

Notes to Financial Statements (continued)

          (g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment manager, Citi Fund Management Inc. (“CFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and CFM, which became effective on December 1, 2005.

          Prior to October 1, 2005, the Fund paid CFM an investment management fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. CFM also served as the manager for the Portfolio and received management fees, before any waivers, at an annual rate of 0.15% of the Portfolio’s average daily net assets.

          Effective October 1, 2005 and continuing under a new investment management agreement, which became effective December 1, 2005, the Fund and the Portfolio paid CFM an investment management fee calculated daily and paid monthly at an annual rate of 0.25% and 0.10%, of the Fund’s and the Portfolio’s average daily net assets, respectively.

          Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s and Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s and the Portfolio’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason.

          LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its service LMPFA will pay Western Asset 70% of the net management fee that it receives from the Fund.

          During the year ended August 31, 2006, the Fund had an expense limitation in place of 0.40% of the Fund’s average daily net assets.

          During the year ended August 31, 2006, CFM and LMPFA voluntarily waived a portion of their fees in the amount of $648,888.

          The Fund’s Board approved Boston Financial Data Services, Inc. (“BFDS”) to serve as transfer agent for the Fund, effective January 1, 2006. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. For the period ended August 31, 2006, the Fund paid transfer agent fees of $660 to CTB.

          The Fund’s Board appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a

CitiSM Premium Liquid Reserves 2006 Annual Report	13

Notes to Financial Statements (continued)

wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board also approved an amended and restated Rule 12b-1 Plan (a “Rule 12b-1”). CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

          The Fund adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act. The Service Plan allows the Fund to pay a monthly fee at an annual rate not to exceed 0.10% of the Fund’s average daily net assets. The distribution fees amounted to $537,616 for the year ended August 31, 2006.

          The Trust pays no compensation directly to any Trustee or any officer who is affiliated with Legg Mason, all of whom receive remuneration for their services to the Fund from Legg Mason or its affiliates.

          Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

          During a special meeting in June, 2006 the Fund’s Board approved a number of initiatives to streamline and restructure the fund complex. In that connection the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for all future Trustees and to allow current Trustees to elect to retire as of the date on which Trustees elected in accordance with the Joint Proxy Statement (see Note 8) commence service as Trustees of the realigned and consolidated Board (the “Effective Date”).

          On July 10, 2006, the Board also voted to amend its retirement plans to provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. Under the amended plan, Trustees electing to receive benefits under the amendments must waive all rights under the plan prior to amendment. Each fund overseen by the Board (including the Fund) will pay a pro rata share (based upon asset size) of such benefits. As of August 31, 2006, the Fund’s allocable share of benefits under this amendment are $14,081.

          Under the previous Retirement Plan (the “Plan”), all Trustees, who were not “interested persons” of the Fund, within the meaning of the 1940 Act, were required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attained age 75. Trustees were able to retire under the Plan before attaining the mandatory retirement age. Trustees who had served as Trustee of the Trust or any of the investment companies associated with CFM and LMPFA for at least ten years when they retired continue to be eligible to receive the maximum retirement benefit under the previous Plan, subject to the terms of the amended Plans. The maximum retirement benefit was an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts owed under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition three other Trustees received full payments under the Plan.

14	CitiSM Premium Liquid Reserves 2006 Annual Report

Notes to Financial Statements (continued)

3.	Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share).

          Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date Payable Date	Class A

Daily
9/30/2006	$0.004206

          The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2006	2005

Ordinary Income	$22,152,629	$16,242,803

          As of August 31, 2006, there were no significant differences between the book and tax components of net assets.

          As of August 31, 2006, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount

8/31/2014	$(3,072)

This amount will be available to offset any future taxable capital gains.

5.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer

CitiSM Premium Liquid Reserves 2006 Annual Report	15

Notes to Financial Statements (continued)

agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

          The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

          On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Funds boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

16	CitiSM Premium Liquid Reserves 2006 Annual Report

Notes to Financial Statements (continued)

6.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 5. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and it affiliates to continue to render services to the Funds under their respective contracts.

7.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/ or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

          Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund.

8.	Additional Shareholder Information

The Fund’s Board approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

          Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

CitiSM Premium Liquid Reserves 2006 Annual Report	17

Notes to Financial Statements (continued)

9.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

* * *

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

18	CitiSM Premium Liquid Reserves 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
CitiFunds Premium Trust:

We have audited the accompanying statement of assets and liabilities of Citi Premium Liquid Reserves, a series of CitiFunds Premium Trust, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets, and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended August 31, 2004 were audited by other independent registered public accountants whose report thereon, dated October 22, 2004, expressed an unqualified opinion on those financial highlights.

          We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi Premium Liquid Reserves, as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 26, 2006

CitiSM Premium Liquid Reserves 2006 Annual Report	19

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 19, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Citi Fund Management Inc. and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

          The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

          The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

          The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed

20	CitiSM Premium Liquid Reserves

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark.

          The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

          The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.

          In their deliberations, the Board Members also considered the information that had been received, the factors that had been identified and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

          The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board,

CitiSM Premium Liquid Reserves	21

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

including a majority of the Independent Board Members) was the same as that under the prior management agreement.

          In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

22	CitiSM Premium Liquid Reserves

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of Citi Premium Liquid Reserves (the “Fund”) are managed under the direction of the Board of Trustees of CitiFunds Premium Trust (the “Trust”). Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motosport Racing) (2004 to 2005)	37

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Donald M. Carlton c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International LLC (engineering) (from 1996 to 1998), Member of the Management Committee, Signature Science (research and development) (since 2000)	37

Director, Tempe-Inland(forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. technology) (since 1994); formerly Director, Valero Energy (petroleum refining) (since 2003)

A. Benton Cocanougher c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2001); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (from 2002-2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001)	37	None

CitiSM Premium Liquid Reserves	23

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Mark T. Finn c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment manage- ment) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	37	None

Stephen Randolph Gross c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly Sercretary, Carint N.A. (manufacturing) (1998 to 2002)	37

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly Director, ebank Financial Services, Inc. (1997 to 2004)

24	CitiSM Premium Liquid Reserves

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Diana R. Harrington c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	37	None

Susan B. Kerley c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY10022 Birth Year: 1951	Trustee	Since 1992	Investment Consultant Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1941	Trustee	Since 2001	President, George Mason University (since 1996).	37

Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Formerly Duncan, Professor of Finance, University of Houston (1977 to 2006)	37	None

CitiSM Premium Liquid Reserves	25

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Interested Trustee:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer, Class II	Since 2002	Managing Director, Legg Mason; Chairman of the Board, Trustee, or Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	167	Trustee, Consulting Group Capital Markets Fund
Officers: Interested Trustee:
Frances M. Guggino Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason	N/A	N/A

	Controller	2002- 2004	Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (2002-2005); Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A

26	CitiSM Premium Liquid Reserves

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Officers:
Wendy S. Setnicka Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004

Vice President of Legg Mason (since 2003); Controller of certain mutual funds associated with Legg Mason; formerly, Assistant Controller of Legg Mason (from 2002 to 2004); Accounting Manager of Legg Mason (from 1998 to 2002)

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

CitiSM Premium Liquid Reserves	27

Important Tax Information (unaudited)

The following information is applicable to non-U.S. resident shareholders:

75% of the ordinary income distributions paid monthly by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

          Please retain this information for your records.

28	CitiSM Premium Liquid Reserves

Schedule of Investments (August 31, 2006)

LIQUID RESERVES PORTFOLIO

Face Amount	Security	Value

SHORT-TERM INVESTMENTS — 99.5%
Asset-Backed Security — 1.6%
$500,000,000	Restructured Asset Certificates with Enhanced Returns (RACERS) Trust, Series 2004-6-MM, 5.346% due 9/22/06 (a)(b)	$500,000,000

Certificates of Deposit — 0.8%
	Wells Fargo Bank NA:
154,500,000	4.800% due 1/17/07	154,001,919
116,000,000	4.860% due 1/31/07	116,000,000

	Total Certificates of Deposit	270,001,919

Certificates of Deposit (Yankee) — 13.4%
	Barclays Bank PLC NY:
214,000,000	5.460% due 10/11/06	214,000,000
319,000,000	5.430% due 2/5/07	319,000,000
	BNP Paribas NY Branch:
244,000,000	4.975% due 9/20/06	244,000,000
257,000,000	5.000% due 9/27/06	257,000,000
80,000,000	4.700% due 9/29/06	80,000,000
	Calyon NY:
100,000,000	5.000% due 9/27/06	100,000,000
200,000,000	4.750% due 10/26/06	200,000,000
250,000,000	4.640% due 11/1/06	250,000,000
250,000,000	Canadian Imperial Bank, 5.340% due 9/1/06 (b)	250,000,000
248,500,000	Credit Suisse First Boston NY, 4.355% due 9/28/06	248,500,000
	Credit Suisse New York:
306,900,000	4.700% due 11/3/06	306,900,000
250,000,000	5.384% due 11/13/06 (b)	250,000,000
100,000,000	5.080% due 2/22/07	100,000,000
200,000,000	Depfa Bank PLC NY, 4.740% due 11/20/06	200,000,000
	Deutsche Bank NY:
85,000,000	4.970% due 9/18/06	85,000,000
115,000,000	4.360% due 9/29/06	115,000,000
175,000,000	4.730% due 11/6/06	175,000,000
75,000,000	Dexia Credit Local NY, 4.525% due 11/17/06	74,967,513
150,000,000	HBOS Treasury Services NY, 5.410% due 2/20/07	150,000,000
200,000,000	Nordea Bank Finland NY, 5.260% due 12/7/06	200,000,000
100,000,000	Royal Bank of Scotland NY, 4.640% due 11/1/06	100,000,000
95,000,000	Societe Generale NY, 4.540% due 11/17/06	94,961,748
197,000,000	Svenska Handelsbanken NY, 4.645% due 11/1/06	197,001,594
120,000,000	Toronto Dominion Bank NY, 5.170% due 10/18/06	120,000,848

	Total Certificates of Deposit (Yankee)	4,331,331,703

Commercial Paper — 48.0%
100,000,000	Aegis Finance LLC Economic, 5.483% due 10/10/06 (c)	99,413,917
	Amstel Funding Corp.:
110,000,000	5.209% due 10/27/06 (a)(c)	109,130,756
150,000,000	5.446% due 10/30/06 (a)(c)	148,679,875
234,445,000	5.220% due 11/3/06 (a)(c)	232,356,681

See Notes to Financial Statements.

Liquid Reserves Portfolio 2006 Annual Report	29

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security	Value

Commercial Paper — 48.0% (continued)
$149,349,000	5.221% due 11/10/06 (a)(c)	$147,870,860
298,255,000	5.283% due 11/28/06 (a)(c)	294,500,301
260,000,000	5.550% due 1/22/07 (a)(c)	254,423,000
120,346,000	Atlantis One Funding Corp., 5.171% due 10/16/06 (c)	119,587,820
101,035,000	Atomium Funding Corp., 5.371% due 11/14/06 (c)	99,934,280
	Bank of America Corp.:
250,000,000	5.455% due 10/6/06 (c)	248,692,118
249,000,000	5.525% due 12/18/06 (c)	244,978,152
175,000,000	5.550% due 12/29/06 (c)	171,877,060
	Bank of America NA Charlotte, NC:
300,000,000	5.220% due 11/15/06	300,000,000
150,000,000	5.550% due 12/22/06	150,000,000
250,000,000	Bear Stearns Co., 5.393% due 9/1/06 (b)	250,000,000
	Berkeley Square Finance LLC:
471,023,000	5.351% due 9/1/06 (c)	471,023,000
250,000,000	5.356% due 9/5/06 (b)	249,973,757
100,000,000	Carrera Capital Finance Ltd., 5.314% due 9/25/06 (b)	100,000,000
	Chesham Finance LLC:
300,000,000	5.300% due 9/1/06 (b)	299,980,671
150,000,000	5.305% due 9/1/06 (b)	149,954,756
245,000,000	5.182% due 10/16/06 (c)	243,453,438
200,000,000	5.162% due 10/19/06 (c)	198,658,667
450,000,000	5.399%-5.420% due 2/28/07 (c)	438,154,999
	Cheyne Finance LLC:
100,000,000	5.330% due 9/1/06 (a)(b)	99,988,616
100,000,000	5.300% due 9/15/06 (b)	99,996,238
100,000,000	5.598% due 1/10/07 (c)	98,020,444
	Cobbler Funding LLC:
46,529,000	5.496% due 9/28/06 (c)	46,339,860
46,534,000	5.537% due 9/28/06 (c)	46,343,443
	Concord Minuteman Capital Co.:
153,215,000	5.017% due 9/18/06 (c)	152,861,201
104,934,000	5.295% due 9/18/06 (c)	104,672,860
182,367,000	5.552% due 1/12/07 (c)	178,728,778
66,839,000	5.529% due 1/17/07 (c)	65,460,557
100,000,000	5.544% due 1/22/07 (c)	97,858,972
	Cullinan Finance Corp.:
150,000,000	5.284% due 9/25/06 (b)	149,958,379
126,511,000	5.268% due 11/22/06 (a)(c)	125,029,837
102,892,000	5.518% due 1/23/07 (a)(c)	100,683,937
	Curzon Funding LLC:
200,000,000	5.267% due 12/5/06 (c)	197,292,500
120,000,000	5.399% due 2/28/07 (c)	116,846,400
154,850,000	Davis Square Funding III Corp., 5.493% due 10/6/06 (c)	154,034,026
	Ebury Finance LLC:
226,000,000	5.182% due 10/17/06 (c)	224,541,672
348,700,000	5.183% due 10/20/06 (c)	346,303,172

See Notes to Financial Statements.

30	Liquid Reserves Portfolio 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security	Value

Commercial Paper — 48.0% (continued)
$150,000,000	5.215% due 10/27/06 (c)	$148,814,667
250,000,000	5.249% due 11/13/06 (c)	247,409,514
250,000,000	5.236% due 11/16/06 (c)	247,308,333
122,000,000	5.448% due 2/16/07 (c)	118,982,533
	General Electric Capital Corp.:
200,000,000	5.212% due 11/1/06 (c)	198,278,444
200,000,000	5.402% due 2/5/07 (c)	195,412,111
	Grampian Funding LLC:
100,000,000	5.207% due 10/17/06 (a)(c)	99,349,611
250,000,000	5.165% due 10/25/06 (a)(c)	248,111,875
250,000,000	5.497% due 12/13/06 (a)(c)	246,173,264
221,000,000	5.510% due 1/17/07 (a)(c)	216,454,950
	Halkin Finance LLC:
115,410,000	5.311% due 9/1/06 (c)	115,410,000
300,000,000	5.320% due 9/11/06 (b)	299,946,580
200,000,000	5.509% due 1/26/07 (c)	195,622,666
250,000,000	Ixis Commercial Paper Corp., 5.545% due 1/9/07 (c)	245,125,000
89,429,000	Kaiserplatz Delaware, 5.291% due 9/13/06 (c)	89,271,903
130,000,000	Lexington Parker Capital Corp., 5.394% due 2/16/07 (c)	126,808,933
	Mica Funding LLC:
250,000,000	5.373% due 9/5/06	249,851,389
75,000,000	5.292% due 9/15/06 (c)	74,846,292
750,000,000	Morgan Stanley Dean Witter Co., 5.300% due 9/1/06 (b)	750,000,000
	Morrigan TRR Funding LLC:
642,902,000	5.371% due 9/1/06 (c)	642,902,000
103,000,000	5.350% due 9/5/06 (c)	102,939,001
100,000,000	5.320% due 9/11/06 (b)	99,995,625
100,000,000	5.352% due 9/21/06 (c)	99,703,889
100,000,000	5.464% due 10/2/06 (c)	99,534,139
199,000,000	5.441% due 2/28/07 (c)	193,731,474
	New Center Asset Trust:
224,050,000	5.451% due 11/2/06 (c)	221,974,052
68,965,000	5.401% due 1/29/07 (c)	67,450,643
105,000,000	5.410% due 2/9/07 (c)	102,525,297
100,000,000	Nyala Funding LLC, 5.552% due 1/16/07 (c)	97,945,000
	Ormond Quay Funding LLC:
224,500,000	5.296% due 9/19/06 (c)	223,908,443
125,000,000	5.288% due 9/29/06 (b)	124,984,392
	Perry Global Funding LLC:
116,394,000	5.223% due 11/1/06 (c)	115,390,134
116,749,000	5.561% due 1/16/07 (c)	114,345,365
100,000,000	Picaros Funding PLC, 5.515% due 1/19/07 (c)	97,913,611
100,000,000	Santander Centro Hispano LLC, 5.403% due 2/14/07 (c)	97,574,556
	Societe Generale North America:
100,000,000	5.227% due 11/13/06 (c)	98,967,861
249,500,000	5.405% due 2/16/07 (c)	243,375,608

See Notes to Financial Statements.

Liquid Reserves Portfolio 2006 Annual Report	31

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security	Value

Commercial Paper — 48.0% (continued)
	Tulip Funding Corp.:
$230,000,000	5.420 % due 9/1/06 (c)	$230,000,000
199,894,000	5.428% due 9/5/06 (c)	199,774,064
	UBS Finance Delaware LLC:
198,900,000	5.516% due 12/19/06 (c)	195,654,007
300,000,000	5.430% due 2/5/07 (c)	293,085,459
59,532,000	Versailles LLC, 5.496% due 9/28/06 (c)	59,290,002
119,000,000	Westpac Banking Corp., 5.158% due 10/13/06 (c)	118,301,668

	Total Commercial Paper	15,482,049,355

Liquidity Notes(c) — 6.6%
	Albis Capital Corp.:
100,000,000	5.469% due 9/14/06	99,804,278
50,000,000	5.532% due 10/5/06	49,742,167
39,600,000	5.541% due 10/6/06	39,389,405
46,000,000	5.577% due 10/11/06	45,718,889
75,000,000	5.536% due 10/24/06	74,397,125
115,000,000	5.437% due 11/16/06	113,696,284
	Fenway Funding LLC:
220,000,000	5.310% due 9/5/06	219,870,444
200,000,000	5.348% due 9/14/06	199,615,778
100,000,000	Ford Credit Floorplan Motown, Master Owner Trust, Motown Notes, Series 2002-1A, 5.483% due 10/25/06 (c)	99,188,500
467,570,000	KKR Pacific Funding Trust, 5.373%-5.374% due 9/6/06	467,222,570
101,050,000	Mitten GMAC Mortgage Corp., 5.347% due 9/25/06 (c)	100,692,283
	Strand Capital LLC:
135,000,000	5.374% due 9/7/06	134,879,625
200,000,000	5.365% due 10/24/06	198,436,500
	Thornburg Mortgage Capital Resource:
172,000,000	5.374% due 9/6/06	171,872,194
105,000,000	5.373% due 11/17/06	103,809,709

	Total Liquidity Notes	2,118,335,751

Master Note — 1.7%
550,000,000	Merrill Lynch, 5.443% due 9/1/06	550,000,000

Medium-Term Notes — 12.2%
	Cheyne Finance LLC:
50,000,000	5.320% due 9/1/06 (a)(b)	49,994,309
100,000,000	5.300% due 9/15/06 (a)(b)	99,993,836
300,000,000	5.294% due 9/25/06 (a)(b)	299,990,375
150,000,000	5.300% due 9/29/06 (a)(b)	149,989,447
100,000,000	5.445% due 10/25/06 (b)	99,994,784
	Series Medium-Term Notes:
100,000,000	5.376% due 9/5/06 (a)(b)	99,992,192
150,000,000	5.300% due 9/15/06 (a)(b)	149,987,055
145,000,000	4.790% due 1/12/07 (a)	144,994,716
250,000,000	K2 USA LLC, Medium-Term Notes, 5.325% due 9/1/06 (a)(b)	249,966,404

See Notes to Financial Statements.

32	Liquid Reserves Portfolio 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security	Value

Medium-Term Notes — 12.2% (continued)
	Premier Asset Collateralized Entity LLC, Medium-Term Notes:
$175,000,000	5.330% due 9/1/06 (a)(b)	$174,992,356
100,000,000	5.333% due 9/1/06 (a)(b)	99,993,671
100,000,000	5.335% due 9/1/06 (a)(b)	100,000,000
	Sigma Finance Inc.:
100,000,000	5.498% due 12/13/06 (c)	98,469,306
250,000,000	Series Medium-Term Note, 4.785% due 1/16/07 (a)	249,990,693
	Stanfield Victoria Funding LLC:
100,000,000	5.285% due 9/15/06 (a)(b)	99,998,896
100,000,000	5.369% due 9/19/06 (a)(b)	99,998,554
50,000,000	5.285% due 9/20/06 (a)(b)	49,998,006
300,000,000	5.284% due 9/25/06 (a)(b)	299,992,349
82,000,000	5.496% due 9/27/06 (c)	81,679,016
`	Medium-Term Notes:
250,000,000	5.310% due 9/1/06 (a)(b)	249,958,401
420,000,000	5.320% due 9/1/06 (a)(b)	419,930,252
250,000,000	Steers Delaware Business Trust, Senior Secured Notes, Series 2006-2,
	5.348% due 9/27/06 (a)(b)	250,000,000
102,784,000	Strategic Money Market Trust, 2006-M, Secured Notes, 5.466% due 11/10/06 (a)(b)	102,784,000
210,000,000	Tango Finance Corp., Medium-Term Notes, 5.330% due 9/1/06 (a)(b)	209,981,186

	Total Medium-Term Notes	3,932,669,804

Promissory Note — 3.4%
1,100,000,000	Goldman Sachs Group Inc., 5.430% due 9/1/06 (b)	1,100,000,000

Time Deposits — 3.2%
200,000,000	ABN AMRO Bank Grand Cayman, 5.280% due 9/1/06	200,000,000
85,142,000	Dresdner Bank Grand Cayman, 5.280% due 9/1/06	85,142,000
295,072,000	KBC Bank NV Grand Cayman, 5.290% due 9/1/06	295,072,000
150,000,000	Societe Generale NY, 5.281% due 9/1/06	150,000,000
300,000,000	State Street Cayman Islands, 5.280% due 9/1/06	300,000,000

	Total Time Deposits	1,030,214,000

U.S. Government & Agency Obligations — 8.6%
U.S. Government Agencies(c) — 8.4%
	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes:
125,000,000	4.605% due 9/18/06	124,737,917
87,500,000	4.356% due 9/27/06	87,236,163
261,878,000	4.609%-4.610% due 9/27/06	261,041,081
200,000,000	4.345% due 9/29/06	199,352,111
100,000,000	4.576% due 11/1/06	99,247,667
150,000,000	4.623% due 11/1/06	148,876,583
100,000,000	4.644% due 11/1/06	99,256,986
98,614,000	4.629% due 11/14/06	97,716,010
100,000,000	4.640% due 11/14/06	99,088,361
111,314,000	4.675% due 11/14/06	110,288,922

See Notes to Financial Statements.

Liquid Reserves Portfolio 2006 Annual Report	33

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security	Value

U.S. Government Agencies(c) — 8.4% (continued)
$120,000,000	4.669% due 12/1/06	$118,647,133
250,000,000	4.708%-4.711% due 12/1/06	247,156,250
100,073,000	4.655% due 1/9/07	98,464,882
250,000,000	5.207% due 1/31/07	244,690,556
100,000,000	4.980% due 2/16/07	97,785,667
73,875,000	Series RB, 5.196% due 11/21/06	73,033,102
	Federal National Mortgage Association (FNMA), Discount Notes:
125,000,000	3.939% due 9/1/06	125,000,000
56,810,000	4.350% due 9/29/06	56,625,746
200,000,000	4.684% due 12/1/06	197,737,639
100,000,000	4.692% due 12/1/06	98,866,924

	Total U.S. Government Agencies	2,684,849,700

U.S. Government Obligation(c) — 0.2%
75,000,000	U.S. Treasury Bills, 4.951% due 11/30/06	74,094,375

	Total U.S. Government & Agency Obligations	2,758,944,075

	TOTAL INVESTMENTS — 99.5% (Cost — $32,073,546,607#)	32,073,546,607
	Other Assets in Excess of Liabilities — 0.5%	156,794,596

	TOTAL NET ASSETS — 100.0%	$32,230,341,203

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2006.

(c)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

34	Liquid Reserves Portfolio 2006 Annual Report

Liquid Reserves Portfolio

Statement of Assets and Liabilities (August 31, 2006)

ASSETS:
Investments, at amortized cost	$32,073,546,607
Cash	504
Interest receivable	157,705,216
Receivable from investment manager	157,560

Total Assets	32,231,409,887

LIABILITIES:
Trustees’ fees payable	922,984
Accrued expenses	145,700

Total Liabilities	1,068,684

Total Net Assets	$32,230,341,203

REPRESENTED BY:
Paid in capital	$32,230,341,203

See Notes to Financial Statements.

Liquid Reserves Portfolio 2006 Annual Report	35

Liquid Reserves Portfolio

Statement of Operations (For the year ended August 31, 2006)

INVESTMENT INCOME:
Interest (Note 1)	$1,682,385,229

EXPENSES:
Investment management fee (Note 2)	39,891,170
Custody fees	5,883,427
Trustees’ fees	725,496
Legal fees	256,478
Audit and tax	34,000
Miscellaneous expenses	6,949

Total Expenses	46,797,520
Less: Fee waivers and/or expense reimbursements (Note 2)	(11,760,948)
Fees paid indirectly (Note 1)	(10,715)

Net Expenses	35,025,857

Net Investment Income	1,647,359,372

Net Realized Loss on Investments	(7,271,827)

Increase in Net Assets From Operations	$1,640,087,545

See Notes to Financial Statements.

36	Liquid Reserves Portfolio 2006 Annual Report

Liquid Reserves Portfolio

Statements of Changes in Net Assets (For the years ended August 31,)

	2006	2005

OPERATIONS:
Net investment income	$1,647,359,372	$1,099,544,089
Net realized gain (loss)	(7,271,827)	78,302

Increase in Net Assets From Operations	1,640,087,545	1,099,622,391

CAPITAL TRANSACTIONS:
Net proceeds from sale of shares	108,485,763,858	100,595,035,548
Cost of shares repurchased	(122,684,334,964)	(94,492,475,937)

Increase (Decrease) in Net Assets From Capital Transactions	(14,198,571,106)	6,102,559,611

Increase (Decrease) in Net Assets	(12,558,483,561)	7,202,182,002

NET ASSETS:
Beginning of year	44,788,824,764	37,586,642,762

End of year	$32,230,341,203	$44,788,824,764

See Notes to Financial Statements.

Liquid Reserves Portfolio 2006 Annual Report	37

Liquid Reserves Portfolio

Financial Highlights

For the year ended August 31:

	2006	2005	2004	2003	2002

Net Assets, End of Year (millions)	$32,230	$44,789	$37,587	$39,447	$45,007

Total Return(1)	4.53%	2.54%	1.09%	1.49%	2.36%

Ratios to Average Net Assets:
Gross expenses	0.12%	0.17%	0.17%	0.17%	0.19%
Net expenses(2)(3)(4)	0.09	0.10	0.10	0.10	0.10
Net investment income	4.33	2.57	1.09	1.39	2.29

(1)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	As a result of an expense limitation, the ratio of expenses to average net assets of the Portfolio did not exceed 0.10%.

(3)	Reflects fee waivers and/or expense reimbursements.

(4)	There was no impact to the expense ratio as result of fees paid indirectly.

See Notes to Financial Statements.

38	Liquid Reserves Portfolio 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Liquid Reserves Portfolio (the “Portfolio”) is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At August 31, 2006, all investors in the Portfolio were funds advised by the manager of the fund and/or its affiliates.

          The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to their compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

          (b) Interest Income and Expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the manager.

          (c) Income Taxes. The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

          (d) Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

          (e) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Portfolio’s then investment manager, Citi Fund Management Inc. (“CFM”), previously an

Liquid Reserves Portfolio 2006 Annual Report	39

Notes to Financial Statements (continued)

indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Portfolio’s then existing investment management contract to terminate. The Portfolio’s investors approved a new investment management contract between the Portfolio and CFM, which became effective on December 27, 2005. An interim management agreement took effect upon the closing of the sale and continued in effect until December 27, 2005.

          Prior to October 1, 2005, the Portfolio paid CFM an investment management fee calculated at an annual rate of 0.15% of the Portfolio’s average daily net assets.

          Effective October 1, 2005 and continuing under a new investment management agreement, which became effective December 27, 2005, the Portfolio paid CFM an investment management fee calculated daily and paid monthly, at an annual rate of 0.10% of the Portfolio’s average daily net assets.

          Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) became the Portfolio’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Portfolio remains the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

          LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Portfolio. The Portfolio’s investment management fee remains unchanged. For its services LMPFA will pay Western Asset 70% of the net management fee that it receives from the Portfolio.

          During the year ended August 31, 2006, the Portfolio had an expense limitation in place of 0.10% of the Portfolio’s average daily net assets.

          During the year ended August 31, 2006, CFM and LMPFA waived a portion of their fees in the amount of $11,603,388. In addition, during the year ended August 31, 2006, the Portfolio was reimbursed for expenses in the amount of $157,560.

          The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with Legg Mason, all of whom receive remuneration for their services to the Portfolio from Legg Mason or its affiliates.

          Certain of the officers and one Trustee of the Portfolio are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

          During a special meeting in June, 2006 the Portfolio’s Board approved a number of initiatives to streamline and restructure the fund complex. In that connection the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for all future Trustees and to allow current Trustees to elect to retire as of the date on which Trustees elected in accordance with the Joint Proxy Statement commence service as Trustees of the realigned and consolidated Board (the “Effective Date”).

          On July 10, 2006, the Board also voted to amend its retirement plans to provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. Under the amended plan, Trustees electing to receive benefits under the amendments must waive all rights under the plan prior to amendment. Each fund overseen by the Board (including the Portfolio) will pay

40	Liquid Reserves Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

a pro rata share (based upon asset size) of such benefits. As of August 31, 2006, the Portfolio’s allocable share of benefits under this amendment are $869,651.

          Under the previous Retirement Plan (the “Plan”), all Trustees, who were not “interested persons” of the Fund, within the meaning of the 1940 Act, were required to retire from the Board as of the last day of the calendar year in which the applicable Trustees attained age 75. Trustees were able to retire under the Plan before attaining the mandatory retirement age. Trustees who had served as Trustee of the Portfolio or any of the investment companies associated with CFM and LMPFA for at least ten years when they retired continue to be eligible to receive the maximum retirement benefit under the previous Plan, subject to the terms of the amended Plans. The maximum retirement benefit was an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts owed under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, three other Trustees elected to receive full payments under the Plan.

3.	Federal Income Tax Basis of Investment Securities

The tax cost on investment securities owned at August 31, 2006, for federal income tax purposes, amounted to $32,073,546,607.

4.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing lim-

Liquid Reserves Portfolio 2006 Annual Report	41

Notes to Financial Statements (continued)

ited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

          The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

          On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Funds boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Portfolio is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

5.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 4. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

42	Liquid Reserves Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

          On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Portfolio’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Portfolio’s investment manager and it affiliates to continue to render services to the Funds under their respective contracts.

6.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Managenent Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/ or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

          Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Portfolio.

7.	Additional Investor Information

The Portfolio’s Board approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking investor approval for those initiatives where investor approval is required. As a result, Portfolio investors will be asked to elect a new Board, approve matters that will result in the Portfolio being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Portfolio as a Maryland business trust, with all funds operating under uniform charter documents. Portfolio investors also will be asked to approve investment matters, including standardized fundamental investment policies.

          Materials describing these matters are expected to be sent to investors later in 2006. If investor approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

8.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial state-

Liquid Reserves Portfolio 2006 Annual Report	43

Notes to Financial Statements (continued)

ments uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Portfolio will be September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

* * *

          On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

44	Liquid Reserves Portfolio 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors
Liquid Reserves Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Liquid Reserves Portfolio as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended August 31, 2004 were audited by other independent registered public accountants whose report thereon, dated October 22, 2004, expressed an unqualified opinion on those financial highlights.

          We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liquid Reserves Portfolio, as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 26, 2006

Liquid Reserves Portfolio 2006 Annual Report	45

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 19, 2006, the Portfolio’s Board, including a majority of the Board Members who are not “interested persons” of the Portfolio or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Portfolio and the Manager. The Portfolio’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Portfolio’s prior management agreement with Citi Fund Management Inc. and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

          The Board noted that the Manager will provide administrative and certain oversight services to the Portfolio, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Portfolio. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Portfolio. The Board Members noted that the portfolio management team was expected to be the same as then managing the Portfolio.

          The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Portfolio by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

          The Board Members also received and considered performance information for the Portfolio as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. This information was included within performance information presented for each fund investing in the Portfolio. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Portfolio to

46	Liquid Reserves Portfolio

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Portfolio’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

          The Board Members reviewed and considered the management fee that would be payable by the Portfolio to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Portfolio’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Portfolio, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Portfolio’s management fee and the Portfolio’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Portfolio under the New Management Agreement and the New Subadvisory Agreement.

          The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Portfolio, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Portfolio and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.

          In their deliberations, the Board Members also considered the information that had been received, the factors that had been identified and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Portfolio’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

           The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the

Liquid Reserves Portfolio	47

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

terms and conditions of the New Management Agreement are substantially identical to those of the Portfolio’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

          In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

48	Liquid Reserves Portfolio

Additional Information (unaudited)

Information about the Trustees and Officers of the Portfolio can be found on pages 23 through 27 of this report.

Liquid Reserves Portfolio	49

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CitiSM Premium Liquid Reserves

TRUSTEES Elliott J. Berv Donald M. Carlton A. Benton Cocanougher Mark T. Finn R. Jay Gerken, CFA Chairman Stephen Randolph Gross Diana R. Harrington Susan B. Kerley Alan G. Merten R. Richardson Pettit

INVESTMENT MANAGER
(OF LIQUID RESERVES
PORTFOLIO)
Legg Mason Partners Fund
   Advisor, LLC

SUBADVISER
Western Asset Management
   Company

DISTRIBUTORS
Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC

TRANSFER AGENT
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171

CUSTODIAN
State Street Bank and Trust
   Company

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

CitiSM Premium Liquid Reserves

The Fund is a separate investment fund of CitiFunds Premium Trust, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ending June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on each fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of CitiSM Premium Liquid Reserves.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

©2006 Legg Mason Investor
Services, LLC
Member NASD, SIPC

CFA/PLR/806         SR06-151

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Mr. Stephen Randolph Gross, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Gross as the Audit Committee’s financial expert. Mr. Gross is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended August 31, 2006. The aggregate fees billed in the last two fiscal years ending August 31, 2005 and August 31, 2006 (the "Reporting Periods") for professional services rendered for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $23,250 in 2005 and $29,000 in 2006.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $2,500 in 2005 and $912 in 2006. The services consisting of procedures performed in connection with the Annual Registration Statement filed on Form N-1A on behalf of the CitiFunds Premium Trust were rendered in 2005. The services consisting of procedures performed in connection with the resignation of PwC as the Registrant’s principal accountant were rendered in 2006.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the CitiFunds Premium Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning ("Tax Services") were $2,000 in 2005 and $1,763 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of August 31, 2006, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to CitiFunds Premium Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking serv ices; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brou ght to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the CitiFunds Premium Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to CitiFunds Premium Trust, requiring pre-approval by the Audit Committee for the year ended August 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee. Non-audit fees billed by PwC for services rendered to CitiFunds Premium Trust and CAM and any entity controlli ng, controlled by, or under common control with CAM that provides ongoing services to CitiFunds Premium Trust during the reporting period was $2.7 million for the year ended August 31, 2005.

Non-audit fees billed by KPMG for services rendered to CitiFunds Premium Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to CitiFunds Premium Trust during the reporting period was $75,000 and $0 for the years ended August 31, 2005 and August 31, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The CitiFunds Premium Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the CitiFunds Premium Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

CitiFunds Premium Trust

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of CitiFunds Premium Trust

Date:	November 9, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of CitiFunds Premium Trust

Date:	November 9, 2006

By:	/s/ Frances M. Guggino Frances M. Guggino Chief Financial Officer of CitiFunds Premium Trust

Date:	November 9, 2006